Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

NOPE	Noble Absolute Return ETF
listed on NYSE Arca, Inc.
a series of Tidal ETF Trust

Supplement dated March 8, 2023

to the Prospectus and Statement of Additional Information (“SAI”),

each dated September 7, 2022, as supplemented

Effective immediately, the “Management – Investment Adviser” section on page 13 of the Prospectus is revised to remove the following sentence:

“The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions.”

In addition, the “Investment Adviser” section on page 19 of the SAI is revised to remove the following sentence:

“The Adviser also oversees the trading of portfolio securities for the Fund.”

Further, the following sentence is added to the “Management – Investment Sub-Adviser” section on page 13 of the Prospectus and the “Investment Sub-Adviser” section on page 20 of the SAI as follows:

“The Sub-Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions.”

Please retain this Supplement for future reference.